Note 8 - Income Taxes	12 Months Ended
Mar. 31, 2021
Notes to Financial Statements
Income Tax Disclosure [Text Block]

8. Income Taxes

The Company files a consolidated federal and various state income tax returns. The provision for income taxes is as follows (in thousands):

	2021	2020
	(In thousands)
Current:
Federal	$13,121	$(1,912)
State	4,145	1,187
Total	17,266	(725)

Deferred:
Federal	$13,486	$14,251
State	3,164	1,278
Total	16,650	15,529
Total income taxes (1)	$33,916	$14,804

(1) Income tax expense (benefit) included in the financial statements is comprised of $14.4 million from continuing operations and $0.4 million from discontinued operations in 2020. There was no income tax effect in 2021 as a result of discontinued operations.

A reconciliation for continuing operations of the expected U.S. statutory rate to the effective rate follows:

	2021	2020
Computed (expected tax rate)	21.0%	21.0%
State income taxes (net of federal tax benefit)	3.1	2.8
Federal credits	(0.3)	(0.8)
Addition/(reduction) to uncertain tax positions	(0.1)	0.3
Other permanent differences not deductible	-	0.2
Change in valuation allowance	0.2	0.7
Tax law change	-	(2.8)
Federal NOL carryback rate difference	(2.8)	-
Other	0.1	0.6
Effective income tax rate	21.2%	22.0%

The effective tax rate was 21.2% and 22.0% in 2021 and 2020, respectively. On March 27, 2020, The Coronavirus Aid, Relief, and Economic Security Act (CARES Act) was enacted. The CARES Act, among other things, allows NOLs incurred in taxable years beginning after December 31, 2017 and before January 01, 2021 to be carried back to each of the five preceding taxable years to generate a refund of previously paid income taxes. The Company was able to carryback the NOL generated in the 2019 tax year at a 21% corporate tax rate to the 2015 tax year at a 35% corporate tax rate. The tax rate difference realized for the NOL carryback decreased the Company’s effective tax rate by 2.8% in 2021 as compared to the prior year. The 2020 overall effective tax rate included a 2.8% rate benefit that was realized during 2020 as a result of tax law changes. This rate benefit due to a tax law change did not impact 2021. The NOL carrybacks resulted in a benefit of $4.5 million and $1.7 million in 2021 and 2020, respectively.

The following is a summary of the significant components of the Company's deferred income tax assets and liabilities as of March 31:

	2021	2020
	(In thousands)
Deferred income tax assets:
Future tax credits	$5,884	$5,581
Inventory valuation	2,204	163
Restructuring reserve	-	220
Employee benefits	2,063	2,219
Insurance	685	616
Other comprehensive loss	6,511	26,562
Interest	4	24
Prepaid revenue	463	565
Other	815	186
Equity investment basis difference	1,589	-
Net operating loss and other tax attribute carryovers	85	2,233
Total assets	20,303	38,369
Deferred income tax liabilities:
Property basis and depreciation difference	17,975	12,664
Intangibles	33	208
Equity investment basis difference	-	1,239
Right of use assets	4,371	4,373
Pension	21,556	7,540
Total liabilities	43,935	26,024
Valuation allowance - non-current	4,674	4,473
Net deferred income tax (liability)/asset	$(28,306)	$7,872

Net non-current deferred income tax liabilities of $28.3 million as of March 31, 2021 and net non-current deferred income tax assets of $7.9 million as of March 31, 2020 are recognized in the Consolidated Balance Sheets.

The Company has State tax credit carryforwards amounting to $1.5 million (California, net of Federal impact), $2.1 million (New York, net of Federal impact), and $2.3 million (Wisconsin, net of Federal impact), which are available to reduce future taxes payable in each respective state through 2036 (Wisconsin), through 2036 (New York), and through 2028 (California). The Company has performed the required assessment regarding the realization of deferred tax assets and at March 31, 2021, the Company has recorded a valuation allowance amounting to $4.7 million, which relates primarily to tax credit carryforwards which management has concluded it is more likely than not they will not be realized in the ordinary course of operations. Although realization is not assured, management has concluded that it is more likely than not that the deferred tax assets for which a valuation allowance was determined to be unnecessary will be realized in the ordinary course of operations. The amount of net deferred tax assets considered realizable, however, could be reduced if actual future income or income taxes rates are lower than estimated or if there are differences in the timing or amount of future reversals of existing taxable or deductible temporary differences.

Current rules on the accounting for uncertainty on income taxes prescribe a minimum recognition threshold for a tax position taken or expected to be taken in a tax return that is required to be met before being recognized in the financial statements. Those rules also provide guidance on derecognition, measurement, classification, interest and penalties, accounting in interim periods, disclosure and transition. The Company classifies the liability for uncertain tax positions in other accrued expenses or other long-term liabilities depending on their expected settlement. The change in the liability for the years ended March 31, 2021 and 2020 consists of the following:

	2021	2020
	(In thousands)
Beginning balance	$2,065	$396

Tax positions related to current year:
Additions	279	1,123

Tax positions related to prior years:
Additions	34	569
Reductions	(1,626)	(16)
Lapses in statues of limitations	(376)	(7)
Balance as of March 31,	$376	$2,065

As of March 31, 2021 and 2020 unrecognized tax benefits include $0.0 million and $1.6 million of tax positions that are highly certain but for which there is uncertainty about the timing. Due to the new regulations issued in 2021 the position is no longer uncertain and the 2021 decrease is the reversal of the tax liability related to the UTB created in prior years. Because of the impact of deferred tax accounting, other than interest and penalties, the disallowance of these positions would not impact the annual effective tax rate but would accelerate the payment of cash to the tax authority to an earlier period.

The Company recognizes interest and penalties accrued on unrecognized tax benefits as well as interest received from favorable settlements within income tax expense. During the years ended March 31, 2021 and 2020, the Company recognized approximately $0.2 million decrease and $0.2 million increase, respectively, in interest and penalties. As of March 31, 2021 and 2020, the Company had approximately $0.0 million and $0.2 million of interest and penalties accrued, respectively, associated with unrecognized tax benefits.

Although management believes that an adequate position has been made for uncertain tax positions, there is the possibility that the ultimate resolution could have an adverse effect on the earnings of the Company. Conversely, if resolved favorably in the future, the related provisions would be reduced, thus having a positive impact on earnings. During 2021 the statute of limitations lapsed on one uncertain tax position. The lapse results in the position no longer being uncertain. As a result of the statute of limitations lapse and in accordance with its accounting policies, the Company recorded a decrease to the liability and a decrease to tax expense of $0.4 million.

The federal income tax returns for years after March 31, 2015 are open because we claimed a refund on the 3/31/16 taxable income. The tax year ending March 31, 2017 is currently under audit with the IRS.